UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 9, 2017

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

On June 14, 2017, Apogee Enterprises, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the completion of the Company’s acquisition of all of the outstanding shares of capital stock of EFCO Corporation (“EFCO”) on June 12, 2017. EFCO is a manufacturer of aluminum window, curtain wall, storefront and entrance systems for commercial constructions projects, primarily in the U.S.

The Initial 8-K omitted the financial statements of the business acquired and the pro forma condensed combined financial information, as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial 8-K (this “Amendment”) is being made solely to file the financial statements and furnish the pro forma financial information required by Item 9.01 of Form 8-K.

This Amendment should be read in conjunction with the Initial 8-K, which provides additional information relating to the EFCO acquisition. Except as set forth herein, no modifications have been made to the information contained in the Initial 8-K. Additionally, the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial 8-K. Accordingly, this Amendment should be read in conjunction with the Initial 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of EFCO required by Item 9.01(a) of Form 8-K are filed herewith as Exhibit 99.1 and are hereby incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K is furnished herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP*

99.1	Audited financial statements of EFCO Corporation as of and for the year ended November 26, 2016, and unaudited financial statements of EFCO Corporation for the six month periods ended May 27, 2017 and May 28, 2016. *

99.2	Unaudited pro forma condensed combined balance sheet as of June 3, 2017, and results of operations for the three months ended June 3, 2017 and the year ended March 4, 2017, of Apogee Enterprises, Inc. *

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ James S. Porter
James S. Porter Executive Vice President and Chief Financial Officer

Date: August 21, 2017

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP*

99.1	Audited financial statements of EFCO Corporation as of and for the year ended November 26, 2016, and unaudited financial statements of EFCO Corporation for the six month periods ended May 27, 2017 and May 28, 2016. *

99.2	Unaudited pro forma condensed combined balance sheet as of June 3, 2017, and results of operations for the three months ended June 3, 2017, and the year ended March 4, 2017, of Apogee Enterprises, Inc. *

*	Filed herewith.